                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               December 19, 1997
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                   33-45499               36-3809819
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission         (IRS Employer
          of incorporation)        File Number)        Identification No.)





             216 Evergreen Street, Bensenville, Illinois  60106
          ---------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)



                               (630) 860-9542
                       -------------------------------
                       (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

     On December 19, 1997, M-Wave, Inc. announced it will take a fourth quarter pre-tax charge of $3,900,000 to $4,300,000 for restructuring and asset write downs. The full text of M-Wave, Inc.'s December 19, 1997 is attached hereto as
Exhibit 99.1, and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Exhibits

          99.1  Press Release issued by M-Wave, Inc. dated December 19, 1997.

                                  SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 19, 1997

                               M-WAVE, INC.


                               By: /s/ PAUL S. SCHMITT
                                   -----------------------------------------
                                   Name:   Paul S. Schmitt
                                   Title:  Controller; Chief Accounting
                                           Officer

                                 EXHIBIT INDEX




EXHIBIT
  NO.                        DESCRIPTION
-------                 --------------------
 99.1        Press Release issued by M-Wave, Inc. dated
             December 19, 1997